THE PURISIMA FUNDS

Supplement dated June 28, 2013
to the Prospectuses and Statement of Additional Information dated December 31, 2012

Effective June 30, 2013, Andrew Teufel has announced his retirement from Fisher Investments.  Accordingly, all references to Mr. Teufel in the Prospectuses and Statement of Additional Information for the Purisima Funds are removed.

The address for Fisher Investments and the Purisima Funds, as referenced in the Prospectuses and Statement of Additional Information, has changed to 5525 NW Fisher Creek Drive, Camas, WA 98607.

Please keep this Supplement with your Prospectus(es) and Statement of Additional Information.